EXHIBIT 99.1

LETTER OF TRANSMITTAL

Exchange Offer for All Outstanding

9% Senior Notes due 2018

of

COLEMAN CABLE, INC.

Pursuant to the Prospectus dated                     , 2010

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2010 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE “EXPIRATION TIME”). TENDERS MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION TIME.

The Exchange Agent for the Exchange Offer is:

Deutsche Bank National Trust Company

By facsimile (for eligible guarantor institutions only): (615) 835-3701

Confirm by telephone: (800) 735-7777

By Regular, Registered or Certified Mail:	By Hand:	By Overnight Courier:

DB Services Tennessee, Inc. Reorganization Unit P.O. Box 292737 Nashville, TN 37229-2731	Deutsche Bank Trust Company Americas C/O The Depository Trust Clearing Corporation 55 Water Street, 1st floor Jeannette Park Entrance New York, NY 10041	DB Services Tennessee, Inc. Corporate Trust & Agency Services Reorganization Unit 648 Grassmere Park Road Nashville, TN 37211 Attention: Security Holder Relations

TO TENDER OLD NOTES, THIS LETTER OF TRANSMITTAL (OR AN AGENT’S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AS SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, AT OR PRIOR TO THE EXPIRATION TIME. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

By execution of this Letter of Transmittal, the undersigned acknowledges receipt of the prospectus, dated                     , 2010 (the “Prospectus”), of Coleman Cable, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal, which together constitute the offer of the Company (the “Exchange Offer) to exchange up to $275,000,000 in aggregate principal amount of 9% Senior Notes due 2018 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its issued and outstanding unregistered 9% Senior Notes due 2018 (the “Old Notes”) and the related Guarantees, subject to the terms and conditions set forth therein. Recipients of the Prospectus should carefully read the Prospectus, including the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer.

Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOXES.

LETTER OF TRANSMITTAL

This Letter of Transmittal is to be used to tender Old Notes:

•	If certificates representing tendered Old Notes are to be physically delivered herewith; or

•

If a tender is made by book-entry transfer to the Exchange Agent’s account at the Depositary Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedures set forth in “The Exchange Offer-Procedures for Tendering Old Notes” in the Prospectus, unless an Agent’s Message (as defined below) is transmitted in lieu thereof.

The term “Agent’s Message” means a message, electronically transmitted by DTC to the Exchange Agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering holder of the Old Notes that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. In order for any holder of Old Notes to tender in the Exchange Offer all or any portion of such holder’s Old Notes, the Exchange Agent must receive, at or prior to the Expiration Time, this letter of Transmittal or an Agent’s Message, the certificates for all physically tendered Old Notes or a confirmation of the book-entry transfer of the Old Notes being tendered into the Exchange Agent’s account at DTC, and all documents required by this Letter of Transmittal, or a notice of guaranteed delivery.

Any participant in DTC’s system whose name appear on a security position listing as the registered owner of Old Notes and who wishes to make book-entry delivery of Old Notes to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the Exchange Offer will be eligible, by following the applicable procedures thereof. Upon such tender of Old Notes:

•	DTC will verify the acceptance of the tender and execute a book-entry delivery of the tendered Old Notes to the Exchange Agent’s account at DTC;

•	DTC will send to the Exchange Agent for its acceptance an Agent’s Message forming part of such book-entry transfer; and

•	transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the Participant identified in the Agent’s Message.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

In order to properly complete this Letter of Transmittal, a holder of Old Notes must:

•	complete the box entitled “Description of Old Notes Tendered;”

•	if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, broker dealers, special issuance instructions and special delivery instructions;

•	complete the box entitled “Sign Here to Tender Your Old Notes in the Exchange Offer;” and

•	complete the Substitute Form W-9 or the applicable IRS Form W-8, which may be obtained from the Exchange Agent or from the IRS’s website (http://www.irs.gov).

If a holder of Old Notes desires to tender Old Notes for exchange and, at or prior to the Expiration Time, (1) such holder’s Old Notes are not immediately available, (2) such holder cannot deliver to the Exchange Agent his, her or its Old Notes, this Letter of Transmittal, and all other documents required hereby, or (3) such holder cannot complete the procedures for book-entry transfer, then such holder must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery.” See Instruction 2 of this Letter of Transmittal.

The Exchange Offer may be extended, terminated or amended as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City Time, on                     , 2010, unless extended by the Company.

Persons who are beneficial owners of the Old Notes but are not registered holders and who desire to tender Old Notes should contact the registered holder of such Old Notes and instruct such registered holder to tender on such beneficial owner’s behalf.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TENDER OF NOTES

The undersigned hereby tenders for exchange the Old Notes described in the box below entitled “Description of Old Notes Tendered” pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s)	Old Note(s) Certificate Number(s)*	Principal Amount Tendered for Exchange**

Total Principal Amount of Notes

*       Need not be completed if Old Notes are being delivered by book-entry transfer.

**     The minimum permitted tender is $1,000 in principal amount of Old Notes and integral multiples thereof. If this column is left blank, it will be assumed that the holder is tendering all of such holder’s Old Notes.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number: Transaction Code Number:

By crediting Old Notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder:

Window Ticket Number (if available):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVED 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to all such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•

deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

•	present and deliver such Old Notes for transfer on the books of the Company; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that he, she, or it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that he, she, or it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by DTC.

The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the registration rights agreement that was filed as an exhibit to the registration statement of which the Prospectus is a part.

The undersigned also acknowledges that the Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. The Company believes that Exchange Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or that tenders Old Notes for the purpose of participating in a distribution of the Exchange Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business, and such holders have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the Company does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore the Company cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of the Company of the above mentioned no-action letters is incorrect, such holder may be held liable for any offers, resales or transfers by the undersigned of the Exchange Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act.

The undersigned represents and warrants that:

•	such holder is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act;

•	the Exchange Notes acquired in the Exchange Offer will be obtained in the ordinary course of such holder’s business;

•

neither such holder nor, to the actual knowledge of such holder, any other person receiving Exchange Notes from such holder, has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

•

if the holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and it has no arrangements or understandings with any person or participate in a distribution of the Exchange Notes; and

•

if such holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, the Old Notes being tendered for exchange were acquired by it as a result of market-making activities or other trading activities (and not directly from the Company), and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus in connection with the resale of the Exchange Notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Notes.

Any holder of Old Notes who is an affiliate of the Company who tenders Old Notes in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes:

•	may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Old Notes properly tendered may be withdrawn at any time at or prior to the Expiration Time in accordance with the terms of the Prospectus and this Letter of Transmittal.

The Exchange Offer is subject to certain conditions, some of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Old Notes validly tendered hereby. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Old Notes for exchange.

The Company is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Old Notes in connection therewith would not be in compliance with the laws of such jurisdiction. If the making of the Exchange Offer would not be in compliance with the laws of any jurisdiction, the Exchange Offer will not be made to the registered holders residing in such jurisdiction.

Unless otherwise indicated under “Special Issuance Instructions” below, please return any certificates representing Old Notes not tendered or not accepted for exchange and certificates representing Exchange Notes issued in exchange for Old Notes in the name of the holder appearing under “Description of Old Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) and any certificates representing Exchange Notes issued in exchange for Old Notes to the address of the holder appearing under “Description of Old Notes Tendered.” In the event that both the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name of, and return any Old Notes not tendered or not accepted for exchange to, the person so indicated. Unless otherwise indicated under “Special Issuance Instructions,” in the case of a book-entry delivery of Old Notes, please credit the account of the undersigned maintained at DTC appearing under the table “Description of Old Notes Tendered” with any Old Notes not accepted for exchange or any Exchange Notes issued in exchange for Old Notes. The undersigned recognizes that the Company has no obligation pursuant to the special issuance instructions to transfer any Old Notes from the name of the holder thereof if the Company does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

A. SPECIAL ISSUANCE

INSTRUCTIONS

(See Instructions 1, 7, 8 and 9)

To be completed ONLY if (i) certificates for Exchange Notes issued for Old Notes, or certificates for Old Notes not exchange for Exchange Notes, or certificates for Old Notes are not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Name:

(Please Print)

Address:

(Including Zip Code)

(Taxpayer Identification or Social Security Number)

Credit Old Notes note exchanged and delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

B. SPECIAL DELIVERY

INSTRUCTIONS

(See Instructions 1, 7, 8 and 9)

To be completed ONLY if the certificates for Exchange Notes issued for Old Notes, certificates for Old Notes not exchanged for Exchange Notes, or certificates for Old Notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above:

Mail to:

Name:

(Please Print)

Address:

(Including Zip Code)

(Taxpayer Identification or Social Security Number)

SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

Signature of Registered Holder or Authorized Signatory

Dated:                    , 2010

This Letter of Transmittal must be signed by the registered holder of the Old Notes exactly as the name of such holder appears on certificate(s) representing the Old Notes or on a security position listing or by an a person authorized to become a registered holder by certificates and documents transmitted herewith. If signature of an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 7.

Name:

(Please Type or Print)

Capacity (Full Title):

(Please Type or Print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

(COMPLETE ACCOMPANYING FORM W-9 OR AN APPLICABLE IRS FORM W-8)

SIGNATURE GUARANTEE

(If required—see Instructions 1 and 7)

Authorized Signature:

Name(s):

(Please Type or Print)

Title:

(Please Type or Print)

Name of Eligible Institution:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:                     , 2010

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signature. Any signature on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered:

•	by the registered holder of Old Notes thereof, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•

for the account of an Eligible Institution. The term “Eligible Institution” means an institution that is a member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, for example, the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Signature Program. An Eligible Institution includes firms that are members of a registered national securities exchange, members of the National Association of Securities Dealers, Inc., commercial banks or trust companies having an office in the United States or certain other eligible guarantors.

In all other cases, any signature on this Letter of Transmittal must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. In order for a holder of Old Notes to tender all or any portion of such holder’s Old Notes, the Exchange Agent must receive either a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or, if tendering by book-entry transfer, an Agent’s Message with respect to such holder, the certificates for all physically tendered Old Notes, or a confirmation of the book-entry transfer of the Old Notes being tendered into the Exchange Agent’s account at DTC, and any other required documents, at or prior to the Expiration Time, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery to the Exchange Agent of this Letter of Transmittal, Old Notes and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Time to permit delivery to the Exchange Agent at or prior to such date. Delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Old Notes tendered for exchange should be sent only to the Exchange Agent, not to the Company or DTC.

If holders desire to tender Old Notes for exchange pursuant to the Exchange Offer and, if at or prior to the Expiration Time:

•	certificates representing such Old Notes are not lost but are not immediately available;

•	time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the Exchange Agent; or

•	the procedures for book-entry transfer cannot be completed;

such holder may effect a tender of Old Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Old Notes Guaranteed Delivery.” Pursuant to the guaranteed delivery procedures:

•

at or prior to the Expiration Time, the Exchange Agent must have received from an Eligible Institution, at one of the addresses of the Exchange Agent set forth above, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Company setting forth the name and address of the registered holder of such Old Notes, the certificate numbers and the principal amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account with DTC and an Agent’s Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

•

this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account with DTC and an Agent’s Message) and all other required documents must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Old Notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of Old Notes Tendered” above is not adequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

4. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any beneficial owner of Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the “Beneficial Owner Instructions to Registered Holders” form accompanying this Letter of Transmittal.

5. Withdrawal of Tenders. A tender of Old Notes may be withdrawn at any time at or prior to the Expiration Time by delivery of a written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

•	be received by the Exchange Agent at or prior to the Expiration Time;

•	specify the name of the person having tendered the Old Notes to be withdrawn;

•	identify the Old Notes to be withdrawn (including the certificate number or numbers, if applicable, and principal amount of such Old Notes);

•	specify the principal amount of Old Notes to be withdrawn;

•

where certificates for Old Notes were transmitted, specify the name in which such Old Notes are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

•

if Old Notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC;

•	include a statement that such holder is withdrawing his, her or its election to have such Old Notes exchanged;

•

be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered, with such signature guaranteed by an Eligible Institution (unless such withdrawing holder is an Eligible Institution) or be accompanied by documents of transfer (including a signature guarantee by an Eligible Institution) sufficient to permit the trustee under the Indenture to register the transfer of such Old Notes into the name of the person withdrawing the tender; and

•	specify the name in which any such Old Notes are to be registered, if different from that of the person tendering the Old Notes.

The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its sole discretion and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with DTC specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus at any time at or prior to the Expiration Time.

6. Partial Tenders. Tenders of Old Notes will be accepted only in minimum denominations of $1,000 principal amount and integral multiples thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes that are tendered for exchange in column (3) of the box entitled “Description of Old Notes Tendered,” as more fully described in the footnotes thereto. A blank in column (3) of the box will indicate that the holder is tendering all of such holder’s Old Notes. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes will be sent to the holders of Old Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the Exchange Offer.

7. Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

•

If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered for exchange hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

•

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

•

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority to so act must be submitted, unless waived by the Company.

•

If this Letter of Transmittal is signed by the registered holder of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution)

•

If this Letter of Transmittal is signed by a person other than the registered holder of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder exactly as the name of the registered holder of the Old Notes appears on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

•

If the Old Notes or the Exchange Notes issued in exchange for the Old Notes are to be issued in the name of a person other than the registered holder, this Letter of Transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the trustee under the Indenture to register the transfer of such Old Notes into the name of such person.

8. Transfer Taxes. Except as set forth in this Instruction 8, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

9. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

10. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company nor the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders or beneficial owners of Old Notes for failure to give such notice.

11. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer as described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus, and accept for exchange any Old Notes tendered. To the extent that the Company waives any condition to the Exchange Offer, it will waive such condition as to all Old Notes.

12. Withholding Tax; Internal Revenue Service Forms. To avoid the application of 28% backup withholding on any payments made to tendering Holders (or other payees), each tendering Holder (or other payee) should complete and provide to the Depositary a substitute Form W-9, in the case of a Holder that is a U.S. Person (a “U.S. Holder”), or an Internal Revenue Service (“IRS”) Form W-8BEN or other appropriate IRS Form W-8, in the case of a Holder that is not a U.S. Person (a “Non-U.S. Holder”). For purposes of the substitute Form W-9, a U.S. Person is an individual who is a U.S. citizen or U.S. resident alien, a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or any political subdivision thereof, an estate (other than a foreign estate) or a domestic trust.

Each U.S. Holder, when completing a substitute Form W-9, is required to provide the U.S. Holder’s correct taxpayer identification number (“TIN”) (generally the U.S. Holder’s Social Security or Employer Identification Number), along with certain other information, and to certify under penalties of perjury that the U.S. Holder is a U.S. Person, that such TIN is correct (or that such U.S. Holder is awaiting a TIN) and that the U.S. Holder is not subject to backup withholding. Alternatively, a U.S. Holder can prevent backup withholding by providing a basis for exemption from backup withholding. Failure to provide the correct information on substitute Form W-9 or an adequate basis for an exemption from the obligation to provide such information may subject the tendering U.S. Holder to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% of the gross proceeds paid pursuant to the Offer to Purchase. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is timely furnished to the IRS. A substitute Form W-9, along with the accompanying instructions, has been included with this Letter of Transmittal and Consent for completion by each U.S. Holder.

Non-U.S. Holders should not complete a substitute Form W-9. Instead, to avoid backup withholding, each Non-U.S. Holder should complete an IRS Form W-8BEN (or other appropriate type of IRS Form W-8). In the case of Non-U.S. Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires a Non-U.S. Holder to provide such Non-U.S. Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Non-U.S. Holder is not a U.S. Person. Non-U.S. Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the Exchange Agent or from the IRS’s website (http://www.irs.gov).

Failure to include a properly completed substitute Form W-9 or IRS Form W-8BEN may result in the application of U.S. backup withholding.

Payments attributable to accrued but unpaid interest made to a Non-U.S. Holder will be subject to 30% U.S. federal withholding tax unless the Non-U.S. Holder provides proper certification on an applicable IRS Form W-8. Please see “Certain Material U.S. Federal Income Tax Consequences” of the accompanying Prospectus.

TREASURY DEPARTMENT CIRCULAR 230 DISCLOSURE: ANY DISCUSSION OF TAX ISSUES SET FORTH IN THIS LETTER OF TRANSMITTAL AND CONSENT WAS WRITTEN IN CONNECTION WITH THE PROMOTION AND MARKETING OF THE TRANSACTIONS DESCRIBED IN THIS LETTER OF TRANSMITTAL AND CONSENT. SUCH DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED, BY ANY PERSON FOR THE PURPOSE OF AVOIDING ANY TAX PENALTIES THAT MAY BE IMPOSED ON SUCH PERSON. EACH INVESTOR SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISER.

13. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder of Old Notes whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

14. Requests for Assistance or Additional Copies. Requests for assistance with respect to the procedures for the Exchange Offer or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, or the W-9 Guidelines may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

15. Incorporation of this Letter of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Notes so tendered by such participant.

IMPORTANT—This Letter of Transmittal, together with certificates for tendered Old Notes, with any required signature guarantees or an Agent’s Message in lieu thereof, together with all other required documents or a Notice of Guaranteed Delivery must be received by the Exchange Agent at or prior to the Expiration Time.

The Exchange Agent for the Exchange Offer is:

Deutsche Bank National Trust Company

By facsimile (for eligible guarantor institutions only):

(615) 835-3701

Confirm by telephone:

(800) 735-7777

By Regular, Registered or Certified Mail:	By Hand:	By Overnight Courier:

DB Services Tennessee, Inc. Reorganization Unit P.O. Box 292737 Nashville, TN 37229-2731	Deutsche Bank Trust Company Americas C/O The Depository Trust Clearing Corporation 55 Water Street, 1st floor Jeannette Park Entrance New York, NY 10041	DB Services Tennessee, Inc. Corporate Trust & Agency Services Reorganization Unit 648 Grassmere Park Road Nashville, TN 37211 Attention: Security Holder Relations